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                               JANUS ASPEN SERIES

       Supplement Dated January 13, 1997 to Prospectus Dated May 1, 1996


THIS  SUPPLEMENT IS INTENDED TO BE USED WITH THE  PROSPECTUS  DATED MAY 1, 1996.
THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS AND ANY OTHER SUPPLEMENTS PREVIOUSLY FURNISHED TO YOU, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL YOUR INSURANCE COMPANY.

On January 13, 1997, Ronald V. Speaker, the manager of the Flexible Income Portfolio, settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement and interest payments totaling $37,199 and to a 90-day suspension starting on or about January 27, 1997.

Sandy R. Rufenacht has been appointed co-manager of the Flexible Income Portfolio and will manage the Portfolio during Mr. Speaker's absence. He is also Executive Vice President and portfolio manager of Janus Intermediate Government Securities Fund and Janus Short-Term Bond Fund, each of which he has managed since January 1996, and Executive Vice President and co-manager of Janus Flexible Income Fund and Janus High-Yield Fund, each of which he has co-managed since June 1996. Mr. Rufenacht jointed Janus Capital Corporation in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of Northern Colorado.





















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